UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2015

Emdeon Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34435	20-5799664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K (the “Form 8-K”) includes recast financial statements and other affected financial information of Emdeon Inc. (the “Company”) for the periods included in the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2014 (“Fiscal 2014”) to retrospectively reflect a change in presentation made during the first quarter of fiscal year 2015 (“Fiscal 2015”) to the Company’s reportable segments.

During the first quarter of Fiscal 2015, which ended March 31, 2015, the Company completed the reorganization of its reportable segments to reportable segments based on the following product and services business units:

•	Software and Analytics. The software and analytics segment provides revenue cycle technology, revenue optimization, payment integrity, electronic payment, data and analytic and consumer engagement solutions.

•	Network Solutions. The network solutions segment provides financial and administrative information exchange solutions for medical, dental and pharmacy claims management and other standardized healthcare transactions, including clinical information exchange capabilities.

•	Technology-enabled Services. The technology-enabled services segment provides payment and communication, eligibility and enrollment, healthcare consulting, payment automation and pharmacy benefits administration solutions.

Additionally, to clarify the nature of its customer related postage activities, the Company created separate captions on the statements of operations within revenue and costs and expenses, respectively. Previously, such amounts were included within revenue and costs of operations.

The Company has recast the historical information included in the following applicable items that were contained in the Form 10-K to reflect the above described changes: Part II, Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 8. “Financial Statements and Supplementary Data,” which are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. The segment-specific information in these exhibits is consistent with the presentation of reportable segments in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, filed with the Securities and Exchange Commission on May 11, 2015 and July 24, 2015, respectively.

Other than as described above, the change in presentation to the Company’s reportable segments and changes in classification on the Company’s Statements of Operations did not have any impact on the Company’s previously reported Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Equity, or Consolidated Statements of Cash Flows included in the Form 10-K.

All updates to the historical information included in Part II, Items 7 and 8 of the Form 10-K reflected herein relate solely to the change in the Company’s reportable segments and changes in classification on the Company’s statements of operations as noted above, and this Form 8-K does not update or modify any other disclosures in the Form 10-K. Except as noted above, this Form 8-K does not provide any update or discussion of any developments, activities, trends, or risks related to the Company subsequent to the filing of the Form 10-K. For more recent information regarding the Company since the filing of the Form 10-K on March 16, 2015, please refer to subsequent filings of the Company under the Securities Exchange Act of 1934, as amended. This Form 8-K should be read in conjunction with the Form 10-K and the Company’s other filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith to this Current Report.

Exhibit No.	Description

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Emdeon Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 16, 2015.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Emdeon Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 16, 2015.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: July 28, 2015	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Emdeon Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 16, 2015.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Emdeon Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 16, 2015.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

4